NOTE 14 - INCOME TAXES	12 Months Ended
Dec. 31, 2020
Notes
NOTE 14 - INCOME TAXES

NOTE 14 – INCOME TAXES

At December 31, 2019 the Company had available net-operating loss carry-forwards for Federal tax purposes of approximately $72,890,000, which may be applied against future taxable income, if any, at various dates from 2020 through 2040. Certain significant changes in ownership of the Company may restrict the future utilization of these tax loss carry-forwards.

At December 31, 2020 the Company had a deferred tax asset of approximately $19,680,000 representing the benefit of its net operating loss carry-forwards. The Company has not recognized the tax benefit because realization of the tax benefit is uncertain and thus a valuation allowance has been fully provided against the deferred tax asset. The difference between the Federal and State Statutory Rate of 27% and the Company’s effective tax rate of 0% is due to a decrease in the valuation allowance of approximately $1,041,000 in 2020.